UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2019

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
(a)
On November 6, 2019, the board of directors (the "Board") of Cardinal Health, Inc. (the "Company") adopted an amendment to Article 8 of the Company's Restated Code of Regulations (the "Regulations") to provide that, unless the Company consents in writing to the selection of an alternate forum, the United States District Court for the Southern District of Ohio, Eastern Division, (or if that court determines that it lacks jurisdiction to hear the action, the Franklin County, Ohio Court of Common Pleas, which prior to the amendment was the court specified for such proceedings) will be the exclusive forum for derivative suits and certain other actions, including any action asserting a claim against the Company or any director, officer or other employee arising under Ohio corporation law, the Company's Articles of Incorporation or the Regulations.
The foregoing description of the Regulations is qualified in its entirety by reference to the Regulations, which are filed as Exhibit 3.2 to this Form 8-K.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) on November 6, 2019. For more information on the three proposals included in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 20, 2019 (the "Proxy Statement"), see the Proxy Statement.
Proposal 1. The shareholders elected the 12 nominees listed below to the Board, each to serve until the 2020 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified, and voted as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
Colleen F. Arnold	223,170,126	9,080,560	381,816	24,457,644
Carrie S. Cox	227,554,326	4,687,803	390,373	24,457,644
Calvin Darden	221,609,264	10,609,409	413,829	24,457,644
Bruce L. Downey	214,215,353	18,003,906	413,243	24,457,644
Patricia A. Hemingway Hall	209,922,296	22,320,909	389,297	24,457,644
Akhil Johri	231,428,557	795,676	408,269	24,457,644
Michael C. Kaufmann	231,482,689	705,714	444,098	24,457,644
Gregory B. Kenny	204,298,986	27,942,392	391,123	24,457,644
Nancy Killefer	230,976,640	1,265,455	390,407	24,457,644
J. Michael Losh	209,013,458	23,206,242	412,802	24,457,644
Dean A. Scarborough	231,540,772	681,235	410,495	24,457,644
John H. Weiland	231,508,095	734,255	390,152	24,457,644
Proposal 2. The shareholders ratified the appointment of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending June 30, 2020, and voted as follows:

For	253,773,619
Against	2,979,117
Abstained	337,410
Broker Non-Votes	0
Proposal 3. The shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers, and voted as follows:

For	216,593,248
Against	15,480,390
Abstained	558,864
Broker Non-Votes	24,457,644

Item 9.01.    Financial Statements and Exhibits.
(d)  Exhibits.

3.2	Cardinal Health, Inc. Restated Code of Regulations
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: November 12, 2019	By:	/s/ Jessica L. Mayer
Name: Jessica L. Mayer
Title: Chief Legal and Compliance Officer

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